UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 ENTERPRISE BOULEVARD, BOZEMAN, MT	59718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (406) 522-4200

40 ENTERPRISE BOULEVARD, BOZEMAN, MT 59718

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2007, Thomas W. Kendra was appointed to the board of directors and audit committee of the board of directors of RightNow Technologies, Inc. (“RightNow” or the “company”).  Mr. Kendra also will stand for election by the company’s stockholders to the company’s board of directors at the company’s annual meeting of stockholders to be held June 7, 2007.

Pursuant to our 2004 Equity Incentive Plan, upon appointment, Mr. Kendra was automatically granted an option to purchase 30,000 shares of RightNow common stock, at a price of $16.38 per share, which option vests in equal quarterly installments over three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)

Dated: April 3, 2007	/s/ SUSAN J. CARSTENSEN
Susan J. Carstensen Chief Financial Officer, Vice President, Treasurer and Assistant Secretary